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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-90798, 333-4788, and 333-09531, 333-39939 (all filed on Form S-8) and 333-3870 (filed on Form S-3).


                                                             ARTHUR ANDERSEN LLP


San Jose, California
March 24, 1997